Exhibit 99.1

Bridgeline Announces Financial Results for the First Quarter of Fiscal 2023

Woburn, Mass., February 14, 2023 - Bridgeline Digital, Inc. (NASDAQ: BLIN), a leading SaaS marketing technology provider, today announced financial results for its fiscal first quarter ended December 31, 2022.

“Bridgeline continues to win new customers and grow through partners with over $500 thousand in SaaS license sales to 22 customers in our first quarter,” said Ari Kahn, Bridgeline’s President and Chief Executive Officer. “Our search software is driving much of our success and grew organically by 18% CAGR. Search now accounts for more than half of our SaaS revenue.”

Financial Highlights – First Quarter of Fiscal Year 2023:

●	Total revenue was $4.1 million, compared to $4.3 million in the prior year period.

●	Subscription and licenses revenue was $3.2 million, compared to $3.4 million in the prior year period.

●	Gross profit was $2.8 million, compared to $3.0 million in the prior year period.

●	Gross margin was 69%, compared to 70% in the prior year period.

Business Highlights

Corporate Highlights

●	Bridgeline won 22 SaaS license sales totaling over $0.5 million in total contract value with $250 thousand in annual recurring revenue for its first quarter of fiscal year 2023.

●	Bridgeline’s customer base continues to expand its investment in Bridgeline software with 10 subscription sales to its existing customers.

●	Bridgeline’s customers purchased more than $750 thousand in consulting services.

●	Bridgeline also had more than 125 renewing customers including Dairy Queen, Ron Jon, and Guardian Life.

Product Highlights

●

Bridgeline delivered several technological advances in its first quarter, including its HawkSearch Rapid User Interface Framework. The Rapid UI reduces the time and expense of launching new HawkSearch-powered websites. The framework not only reduces the total cost of ownership for new HawkSearch customers, but also accelerates Bridgeline’s customer acquisition sales cycle by allowing prospective customers to see how HawkSearch improves search within their site before purchasing it.

Partner Highlights

●

Bridgeline announced a partnership with Duda, the professional website builder for digital marketing agencies. Duda has driven over 150 WooRank sales since January 2023. Bridgeline’s WooRank SEO app is now available to more than 1 million sites built on Duda's platform. With the integration of WooRank, Duda users will be able to quickly and easily audit clients' SEO in actionable reports, identify on-page areas for improvement, perform keyword research & rank tracking, analyze SEO performance, and analyze competitors' SEO.

●

Bridgeline announced its prescriptive marketing dashboard, e360, is available in the Shopify app store. Shopify has partnered with Bridgeline to power analytics and prescribe new revenue strategies for their 4 million users across 175 countries directly in the Shopify interface.

Financial Results - First Quarter of Fiscal Year 2023:

●	Total revenue was $4.1 million for the quarter ended December 31, 2022, compared to $4.3 million for the same period in 2021.

●

Subscription and licenses revenue was $3.2 million for the quarter ended December 31, 2022, compared to $3.4 million for the same period in 2021. As a percentage of total revenue, Subscription and licenses revenue was 79% of total revenue for the quarter ended December 31, 2022, compared to 80% for the same period in 2021. Subscription and licenses revenue is comprised of SaaS licenses, maintenance and hosting revenue and perpetual license revenue. The prior year period included $0.1 million of non-recurring perpetual license sales.

●

Services revenue was $0.9 million for the quarter ended December 31, 2022, compared to $0.9 million for the same period in 2021. As a percentage of total revenue, Services revenue accounted for 21% of total revenue for the quarter ended December 31, 2022, compared to 20% for the same period in 2021.

●

Gross profit was $2.8 million for the quarter ended December 31, 2022, compared to $3.0 million for the same period in 2021. Cost of revenue was consistent at $1.3 million for the quarter ended December 31, 2022, compared to $1.3 million for the same period in 2021.

●

Gross margin was 69% for the quarter ended December 31, 2022, compared to 70% for the same period in 2021. Subscription and licenses gross margin was 73% for the three months ended December 31, 2022, compared to 76% for the same period in 2021. Services gross margins were 51% for the three months ended December 31, 2022, compared to 48% for the same period in 2021.

●	Operating expenses were $3.2 million for the quarter ended December 31, 2022, compared to $3.5 million for the same period in 2021.

●

The change in fair value of our liability classified warrants resulted in non-cash income of $0.3 million, compared to $2.4 million in the prior year period. The change in our share price is the primary driver in the changes in fair value of the warrants.

●	Net loss for the quarter ended December 31, 2022, was $0.1 million, compared to a net income of $1.9 million for the same period in 2021.

●	Adjusted EBITDA for the quarter ended December 31, 2021, was $0.1 million compared to $0.1 million in the prior year period.

Conference Call:

Bridgeline Digital, Inc. will hold a conference call today, February 14, 2023, at 4:30 p.m. Eastern Time to discuss these results. The Company's President and Chief Executive Officer, Ari Kahn, and Chief Financial Officer, Thomas Windhausen, will host the call, followed by a question-and-answer period.

The details of the conference call are as follows:

Bridgeline Digital First Quarter 2023 Earnings Call

Thursday, February 14, 2023, at 4:30 p.m. ET

https://register.vevent.com/register/BI26a20973da0b419bb35d02dfa5450275

Participants can register for the conference call using the above URL above.
Once registered, participants will receive dial-in numbers and unique PIN number.

Replays of the conference call will be available through the following link:

https://edge.media-server.com/mmc/p/42nnfwzx

Non-GAAP Financial Measures

This press release contains the following Non-GAAP financial measures: Adjusted EBITDA, Non-GAAP adjusted net income (loss), and Non-GAAP adjusted net earnings (loss) per diluted share.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment of goodwill and intangible assets, non-cash warrant related income/expense, changes in fair value of contingent consideration, restructuring and acquisition-related costs, amortization of debt discounts, preferred stock dividends and any related tax effects. Bridgeline uses Adjusted EBITDA and Non-GAAP adjusted net income (loss) as supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States ("GAAP").

Non-GAAP adjusted net income (loss) and Non-GAAP adjusted net income (loss) per diluted share are calculated as net income (loss) or net income (loss) per share on a diluted basis, excluding, where applicable, amortization of intangible assets, change in fair value of warrants, stock-based compensation, restructuring and acquisition-related costs, goodwill impairment charges, preferred stock dividends and any related tax effects.

Bridgeline's management does not consider these Non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these Non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these Non-GAAP financial measures. In order to compensate for these limitations, Bridgeline management presents Non-GAAP financial measures in connection with GAAP results. Bridgeline urges investors to review the reconciliation of its Non-GAAP financial measures to the comparable GAAP financial measures, which is included in this press release, and not to rely on any single financial measure to evaluate Bridgeline's financial performance.

Our definitions of Non-GAAP Adjusted EBITDA and adjusted net income (loss) may differ from and therefore may not be comparable with similarly titled measures used by other companies, thereby limiting their usefulness as comparative measures. As a result of the limitations that Adjusted EBITDA and Non-GAAP adjusted net income (loss) have as an analytical tool, investors should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP.

Safe Harbor for Forward-Looking Statements

Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These statements appear in a number of places in this press release and include statements regarding the intent, belief or current expectations of Bridgeline Digital, Inc. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, the impact of the COVID – 19 pandemic and related public health measures that may affect our financial results; business operations and the business of our customers, suppliers and partners; our ability to retain and upgrade current customers, increasing our recurring revenue, our ability to attract new customers, our revenue growth rate; our history of net loss and our ability to achieve or maintain profitability, our liability for any unauthorized access to our data or our users' content, including through privacy and data security breaches; any decline in demand for our platform or products; changes in the interoperability of our platform across devices, operating systems, and third party applications that we do not control; competition in our markets; our ability to respond to rapid technological changes, extend our platform, develop new features or products, or gain market acceptance for such new features or products, particularly in light of potential disruptions to the productivity of our employees resulting from remote work; our ability to manage our growth or plan for future growth, and our acquisition of other businesses and the potential of such acquisitions to require significant management attention, disrupt our business, or dilute stockholder value; the volatility of the market price of our common stock, the ability to maintain our listing on the NASDAQ Capital Market, or our ability to maintain an effective system of internal controls as well as other risks described in our filings with the Securities and Exchange Commission. Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Bridgeline Digital, Inc. assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release, except as required by applicable law.

About Bridgeline Digital

Bridgeline is a marketing technology company that offers a suite of products that help companies grow online revenue by driving more traffic to their websites, converting more visitors to purchasers, and increasing average order value.

To learn more, please visit www.bridgeline.com or call (800) 603-9936.

Contact:

Bridgeline Digital, Inc.

Thomas R. Windhausen

Chief Financial Officer

twindhausen@bridgeline.com

BRIDGELINE DIGITAL, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	December 31,
	2022	2021
Revenue:
Digital engagement services	$854	$869
Subscription and perpetual licenses	3,229	3,417
Total revenue	4,083	4,286

Cost of revenue:
Digital engagement services	418	451
Subscription and perpetual licenses	861	829
Total cost of revenue	1,279	1,280
Gross profit	2,804	3,006

Operating expenses:
Sales and marketing	1,209	1,231
General and administrative	832	873
Research and development	747	859
Depreciation and amortization	378	424
Restructuring and acquisition related expenses	-	98
Total operating expenses	3,166	3,485
Loss from operations	(362)	(479)

Change in fair value of contingent consideration, interest expense and other, net	(9)	(87)
Change in fair value of warrant liabilities	297	2,441
Income (loss) before income taxes	(74)	1,875
Provision for income taxes	6	3
Net income (loss)	$(80)	$1,872
Net income (loss) per share attributable to common shareholders:
Basic net income (loss) per share	$(0.01)	$0.18
Diluted net income (loss) per share	$(0.01)	$0.06
Number of weighted average shares outstanding:
Basic	10,417,609	10,189,012
Diluted	10,430,822	10,625,617

BRIDGELINE DIGITAL, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)
(Unaudited)

ASSETS
	December 31	September 30
	2022	2022
Current assets:
Cash and cash equivalents	$2,508	$2,856
Accounts receivable, net	1,589	1,182
Prepaid expenses and other current assets	577	242
Total current assets	4,674	4,280
Property and equipment, net	239	268
Operating lease assets	539	589
Intangible assets, net	5,927	6,268
Goodwill	15,985	15,985
Other assets	115	123
Total assets	$27,479	$27,513

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Current portion of long-term debt	$443	$429
Current portion of operating lease liabilities	199	199
Accounts payable	1,198	972
Accrued liabilities	1,319	995
Current portion of purchase price and contingent consideration payable	-	250
Deferred revenue	1,913	1,943
Total current liabilities	5,072	4,788
Long-term debt, net of current portion	625	588
Operating lease liabilities, net of current portion	340	390
Warrant liabilities	452	749
Other long-term liabilities	686	646
Total liabilities	7,175	7,161

Commitments and contingencies

Stockholders' equity:
Preferred stock - $0.001 par value; 1,000,000 shares authorized;	-	-
Series C Convertible Preferred stock: 11,000 shares authorized; 350 shares issued and outstanding at December 31, 2022 and September 30, 2022	-	-
Common stock - $0.001 par value; 50,000,000 shares authorized; 10,417,609 shares issued and outstanding at December 31, 2022 and September 30, 2022	10	10
Additional paid-in-capital	100,797	100,704
Accumulated deficit	(80,222)	(80,142)
Accumulated other comprehensive loss	(281)	(220)
Total stockholders' equity	20,304	20,352
Total liabilities and stockholders' equity	$27,479	$27,513

BRIDGELINE DIGITAL, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)

	Three Months Ended
	December 31,
	2022	2021
Reconciliation of GAAP net income (loss) to Adjusted EBITDA:
GAAP net income (loss)	$(80)	$1,872
Provision for income taxes	6	3
Change in fair value of contingent consideration, interest expense and other, net	9	87
Change in fair value of warrants	(297)	(2,441)
Amortization of intangible assets	342	401
Depreciation and other amortization	42	23
Restructuring and acquisition related charges	-	98
Stock-based compensation	93	63
Adjusted EBITDA	$115	$106

Reconciliation of GAAP net income (loss) to non-GAAP adjusted net income (loss):
GAAP net income (loss)	$(80)	$1,872
Amortization of intangible assets	342	401
Change in fair value of warrants	(297)	(2,441)
Stock-based compensation	93	63
Restructuring and acquisition related charges	-	98
Non-GAAP adjusted net income (loss)	$58	$(7)

Reconciliation of GAAP net earnings (loss) per diluted share to non-GAAP adjusted net earnings (loss) per diluted share:
GAAP net income (loss) applicable to common shareholders	$(0.01)	$0.18
Amortization of intangible assets	0.03	0.04
Change in fair value of warrants	(0.03)	(0.23)
Stock-based compensation	0.01	0.01
Restructuring and acquisition related charges	-	0.01
Non-GAAP adjusted net income (loss) per diluted share	$0.01	$(0.00)